Exhibit 24(b)(8.59)

SCHEDULE B: Portfolios

Effective Date: April 15, 2009

All capitalized terms not otherwise defined herein have the meaning set forth in the Administrative Service Agreement.  For any Fund that has multiple classes of shares, the available class shall be Institutional Class unless otherwise stated.

I. Available Funds for Plans:

Pursuant to the terms of the Administrative Service Agreement, as amended from time to time, the Sub-Administrator may effect transactions in the following Funds for any Plan:

            A.         DFA Investment Dimensions Group Inc.

Fund Name	Symbol	Cusip #

U.S. Core Equity 1 Portfolio	DFEOX	233-203-413
U.S. Core Equity 2 Portfolio	DFQTX	233-203-397
U.S. Large Company Portfolio	DFLCX	233-203-801
Enhanced U.S. Large Company Portfolio	DFELX	233-203-637
U.S. Large Cap Value Portfolio	DFLVX	233-203-827
U.S. Vector Equity Portfolio	DFVEX	233-203-389
U.S. Targeted Value Portfolio	DFFVX	233-203-595
U.S. Social Core Equity 2 Portfolio	DFUEX	233-203-298
U.S. Sustainability Core 1 Portfolio	DFSIX	233-203-215
DFA Short-Term Extended Quality Portfolio		233-20G-521

International Core Equity Portfolio	DFIEX	233-203-371
Large Cap International Portfolio	DFALX	233-203-868
Emerging Markets Core Equity Portfolio	DFCEX	233-203-421
Emerging Markets Social Core Portfolio	DFESX	233-203-363
Emerging Markets Portfolio	DFEMX	233-203-785
International Sustainability Core 1 Portfolio	DFSPX	233-203-199
International Vector Equity Portfolio	DFVQX	233-20G-539

DFA Real Estate Securities Portfolio	DFREX	233-203-835
DFA International Real Estate Securities Portfolio	DFITX	233-203-348
DFA Global Real Estate Securities Portfolio	DFGEX	233-20G-554

DFA One-Year Fixed Income Portfolio	DFIHX	233-203-603
DFA Five-Year Government Portfolio	DFFGX	233-203-405
DFA Intermediate Government Fixed Income Portfolio	DFIGX	233-203-876
DFA Inflation-Protected Securities Portfolio	DIPSX	233-203-355
DFA Two-Year Global Fixed Income Portfolio	DFGFX	233-203-645
DFA Five-Year Global Fixed Income Portfolio	DFGBX	233-203-884
DFA Selectively Hedged Global Fixed Income Portfolio	DFSHX	233-203-223

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            B.         Dimensional Investment Group Inc.

Fund Name	Symbol	Cusip #

Global Equity Portfolio	DGEIX	254-34D-674
Global 60/40 Portfolio	DGSIX	254-34D-658
Global 25/75 Portfolio	DGTSX	254-34D-633

DFA International Value Portfolio	DFIVX	254-34D-203

Pursuant to the terms of the Administrative Service Agreement, as amended from time to time, the Sub-Administrator must obtain or have previously obtained prior written approval from Dimensional's Director of Institutional Services, the Director of Financial Advisor Services or their respective authorized designees prior to allowing any Plan to purchase shares in the following Funds:

DFA Investment Dimensions Group Inc.:

Fund Name	Symbol	Cusip #

U.S. Small Cap Portfolio	DFSTX	233-203-843

International Small Company Portfolio	DFISX	233-203-629
DFA International Small Cap Value Portfolio	DISVX	233-203-736

Emerging Markets Value Portfolio	DFEVX	233-203-587
Emerging Markets Small Cap Portfolio	DEMSX	233-203-611

The following Funds are also available for Plans (1) to the extent such Plans held shares of such Funds prior to January 1, 2008 or (2) have obtained prior written approval from Dimensional's Director of Institutional Services, the Director of Financial Advisor Services or their respective authorized designees prior to allowing any Plan to purchase shares in such Funds after January 1, 2008:

U.S. Micro Cap Portfolio	DFSCX	233-203-504
U.S. Small Cap Value Portfolio	DFSVX	233-203-819

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II. Available Funds for non-Plan Investors:

Pursuant to the terms of the Administrative Service Agreement, as amended from time to time, the Sub-Administrator may effect transactions in the following Funds for any non-Plan Investor through an approved financial advisor or with prior approval from the Company or Dimensional::

            A.         DFA Investment Dimensions Group Inc.

Fund Name	Symbol	Cusip #

U.S. Large Company Portfolio	DFLCX	233-203-801
Enhanced U.S. Large Company Portfolio	DFELX	233-203-637
U.S. Large Cap Value Portfolio	DFLVX	233-203-827
U.S. Small Cap Portfolio	DFSTX	233-203-843
U.S. Targeted Value Portfolio	DFFVX	233-203-595
U.S. Core Equity 1 Portfolio	DFEOX	233-203-413
U.S. Core Equity 2 Portfolio	DFQTX	233-203-397
U.S. Vector Equity Portfolio	DFVEX	233-203-389
T.A. U.S. Core Equity 2 Portfolio	DFTCX	233-203-314
U.S. Social Core Equity 2 Portfolio	DFUEX	233-203-298
U.S. Sustainability Core 1 Portfolio	DFSIX	233-203-215
DFA Short-Term Extended Quality Portfolio		233-20G-521

DFA Real Estate Securities Portfolio	DFREX	233-203-835
DFA International Real Estate Securities Portfolio	DFITX	233-203-348
DFA Global Real Estate Securities Portfolio	DFGEX	233-20G-554

Large Cap International Portfolio	DFALX	233-203-868
UK Small Company Portfolio	DFUKX	233-203-207
Continental Small Company Portfolio	DFCSX	233-203-702
Asia Pacific Small Company Portfolio	DFRSX	233-203-850
Japanese Small Company Portfolio	DFJSX	233-203-108
International Small Company Portfolio	DFIEX	233-203-371
DFA International Small Cap Value Portfolio	DISVX	233-203-736
International Core Equity Portfolio	DFIEX	233-203-371
International Sustainability Core 1 Portfolio	DFSPX	233-203-199
T.A. World ex U.S. Core Equity Portfolio	DFVQX	233-20G-505
International Vector Equity Portfolio	DFVQX	233-20G-539

Emerging Markets Portfolio	DFEMX	233-203-785
Emerging Markets Value Portfolio	DFEVS	233-203-587
Emerging Markets Small Cap Portfolio	DEMSX	233-203-611
Emerging Markets Core Equity Portfolio	DFCEX	233-203-421
Emerging Markets Social Core Portfolio	DFESX	233-203-363

DFA One-Year Fixed Income Portfolio	DFIHX	233-203-603
DFA Two-Year Global Fixed Income Portfolio	DFGFX	233-203-645
DFA Five-Year Government Portfolio	DFFGX	233-203-405
DFA Intermediate Government Fixed Income Portfolio	DFIGX	233-203-876
DFA Five-Year Global Fixed Income Portfolio	DFGBX	233-203-884
DFA Short-Term Municipal Bond Portfolio	DFSMX	233-203-439

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DFA Inflation-Protected Securities Portfolio	DIPSX	233-203-355
DFA California Short-Term Municipal Bond Portfolio	DFCMX	233-203-330
DFA Selectively Hedged Global Fixed Income Portfolio	DFSHX	233-203-223
Tax-Managed U.S. Marketwide Value Portfolio	DTMMX	233-203-561
Tax-Managed U.S. Equity Portfolio	DTMEX	233-203-447
Tax-Managed U.S. Small Cap Portfolio	DFTSX	233-203-553
Tax-Managed U.S. Targeted Value Portfolio	DTMVX	233-203-579
Tax-Managed DFA International Value Portfolio	DTMIX	233-203-564

B.         DFA Investment Dimensions Group Inc.

Fund Name	Symbol	Cusip #

DFA International Value Portfolio	DFIVX	254-34D-203

Global 25/75 Portfolio	DGTSX	254-34D-633
Global 60/40 Portfolio	DGSIX	254-34D-658
Global Equity Portfolio	DGEIX	254-34D-674

The following Funds are also available for non-Plan Investors  (1) to the extent such Plans held shares of such Funds prior to January 1, 2008 or (2) have obtained prior written approval from Dimensional's Director of Institutional Services, the Director of Financial Advisor Services or their respective authorized designees prior to allowing any non-Plan Investor to purchase shares in such Funds after January 1, 2008:

U.S. Micro Cap Portfolio	DFSCX	233-203-504
U.S. Small Cap Value Portfolio	DFSVX	233-203-819

5739-6